                                                                   Exhibit 23.14


                     CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Martin Partners, L.L.C.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Chicago, Illinois
June 29, 2000